UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Molecular Templates, Inc.

9302 Amberglen Blvd, Suite 100

Austin, Texas 78726

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 869-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2017, Threshold Pharmaceuticals, Inc. a Delaware corporation now known as Molecular Templates, Inc. (the “Company”), completed its business combination with Molecular Templates OpCo, Inc. (formerly known as Molecular Templates, Inc.), a privately held Delaware corporation (“Molecular Templates OpCo”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of March 16, 2017 (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company formed a wholly owned subsidiary that merged with and into Molecular Templates OpCo, with Molecular Templates OpCo surviving the merger and becoming the Company’s wholly owned subsidiary (the “Merger”). Upon the consummation of the Merger, the Company changed its name from “Threshold Pharmaceuticals, Inc.” to “Molecular Templates, Inc.”

On August 1, 2017, the Company, entered into a Securities Purchase Agreement with Longitude Venture Partners III, L.P. (“Longitude”) and certain other accredited investors following the completion of the Merger, pursuant to which the Company sold an aggregate of 5,793,063 units (the “Units”) having an aggregate purchase price of $40.0 million, each such Unit consisting of (i) one (1) share (the “Shares”) of the common stock, $0.001 par value per share, of the Company (“Common Stock”) and (ii) a warrant (the “Warrants”) to purchase 0.50 shares of Common Stock (the “Concurrent Financing”). In connection with the execution of a collaboration and license agreement between Molecular Templates OpCo and Millennium Pharmaceuticals, Inc., a wholly owned subsidiary of Takeda Pharmaceutical Company Ltd. (“Takeda”), on June 23, 2017, Takeda entered into a stock purchase agreement (the “Takeda Securities Purchase Agreement”) with the Company and Molecular Templates OpCo, pursuant to which Takeda agreed to purchase shares of Common Stock to occur following the consummation of the Merger and the Concurrent Financing. Pursuant to the Takeda Securities Purchase Agreement, on August 1, 2017, following the consummation of the Merger and the Concurrent Financing, the Company sold 2,922,993 shares of Common Stock to Takeda at a price per share of $6.8423 (the “Takeda Equity Financing”)

On August 7, 2017, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger, the Concurrent Financing and the Takeda Equity Financing. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include, among other items, the historical audited and unaudited financial statements of Molecular Templates OpCo and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On August 1, 2017, pursuant to the terms of the Merger Agreement, the Company assumed Molecular Templates OpCo’s 2009 Stock Plan (the “Molecular Plan”). Please see the section of the Registration Statement (defined below) entitled “Molecular Executive Compensation – Employee Benefits Plan – Molecular’s 2009 Stock Plan” for information regarding the Molecular Plan, which such information is incorporated by reference.

Item 8.01	Other Events

For the general information of investors, the Company is filing herewith information that was previously disclosed as part of the prospectus contained in the Form S-4 registration statement (File No. 333-217993) relating to the Merger, as declared effective by the Securities and Exchange Commission on June 30, 2017 (the “Registration Statement”). Specifically, filed herewith as Exhibits 99.1 and 99.2, respectively, are excerpts of the “Molecular Templates Business” and “Risk Factors” sections thereof, which are incorporated by reference herein. Such information is as of June 30, 2017 (unless an earlier date is indicated).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Molecular Templates OpCo as of and for the years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.3. The unaudited financial statements of Molecular Templates OpCo as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016, are filed herewith as Exhibit 99.4. The consent of BDO USA, LLP, Molecular Templates OpCo’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Molecular Templates OpCo as of and for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017 are filed herewith as Exhibit 99.5.

(d) Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

Exhibit No.	Description
10.1+	Molecular Templates OpCo 2009 Stock Plan, as amended on March 9, 2010, September 14, 2010, March 28, 2011, August 22, 2012 and September 19, 2013. (incorporated by reference to Exhibit 10.34 to the Company’s Registration Statement on Form S-4, as filed with the SEC on May 15, 2017)

10.2+	Form of Option Agreement of Molecular Templates OpCo (incorporated by reference to Exhibit 10.40 to the Company’s Registration Statement on Form S-4, as filed with the SEC on May 15, 2017)

10.3*	Multi-License Collaboration and License Agreement, dated June 23, 2017, between Molecular Templates OpCo and Millennium Pharmaceuticals, Inc. (a wholly owned subsidiary of Takeda Pharmaceutical Company Ltd.)

23.1	Consent of BDO USA, LLP, Molecular Templates OpCo’s independent registered public accounting firm

99.1	“Molecular Templates Business” section excerpt from Registration Statement

99.2	“Risk Factors” section excerpt from Registration Statement

99.3	Audited financial statements of Molecular Templates OpCo as of and for the years ended December 31, 2016 and 2015

99.4	Unaudited financial statements of Molecular Templates OpCo as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016

99.5	Unaudited pro forma condensed combined financial information of the Company and Molecular Templates OpCo, Inc. for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017

+	Indicates a management contract or compensatory plan or arrangement.
*	Confidential treatment has been requested or granted as to certain portions, which portion have been omitted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.
Dated: October 17, 2017

	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D. Title: Chief Executive Officer

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